Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers GS Carbon Corporation (the "Company"), certifies that:

1. The Annual Report on Form 10-KSB of the Company for the twelve months ended December 31, 2006 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




             /S/  Kevin Kreisler
                  ------------------------------------
                  Kevin Kreisler
                  Chief Executive Officer and Chief Financial Officer

Date:             April 17, 2007


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.